Exhibit 99.1

LOS ANGELES SINGAPORE KUALA LUMPUR INDONESIA BANGKOK SUZHOU TIANJIN CHONGQING
FOR IMMEDIATE RELEASE	Company Contact: A. Charles Wilson Chairman (818) 787-7000	Investor Contact: Berkman Associates (310) 477-3118 info@BerkmanAssociates.com

Trio-Tech Reports Fiscal 2011 Second Quarter Results

    Van Nuys, CA -- February 18, 2011 -- Trio-Tech International (AMEX:TRT) announced today that revenue for the second quarter of fiscal 2011 ended December 31, 2010 increased 54% to $9,549,000 compared to $6,190,000 for the second quarter of fiscal 2010.
       Net income for the second quarter of fiscal 2011 increased to $187,000, or $0.05 per diluted share, which included income from operations of $371,000.  In comparison, for the second quarter of fiscal 2010 the Company reported a net loss of $369,000, or $0.11 per share, which included a loss from operations of $567,000.
Revenue from product sales increased to $5,491,000 for the second quarter of fiscal 2011 compared to $3,139,000 for the second quarter of last year, primarily the result of higher sales of the Company's proprietary semiconductor test equipment products.  Revenue from testing services increased to $3,193,000 for the second quarter of fiscal 2011 compared to $2,591,000 for the second quarter of fiscal 2010.  Revenue from the Company's real estate segment increased to $772,000 for the second quarter of fiscal 2011 from $260,000 a year ago.  Revenue for the Company's oil and gas equipment fabrication venture was $93,000 for this year's second quarter as compared to $200,000 for the second quarter of fiscal 2010.
    "We are making steady progress in the implementation of our two-pronged strategy for growth.  Our core semiconductor test equipment and services businesses posted another strong quarter, and our financial results also benefited substantially from developments at one of our new business initiatives, real estate, that are a key element of our long-term growth plan," said SW Yong, Trio-Tech's CEO.
    During the second quarter, Trio-Tech completed the expansion of its Malaysia testing operation, including the purchase of additional plant and equipment, to expand our production capacity in anticipation of capturing increased order volume from a major customer.
    the six months ended December 31, 2010, revenue increased to $22,578,000 compared to $13,283,000 for the first six months of fiscal 2010.  Net income for this year's first six months was $678,000, or $0.20 per diluted share.  This compares to a net loss for the first six months of fiscal 2010 of $791,000, or $0.25 per share.
At December 31, 2010, Trio-Tech reported cash and cash equivalents, restricted term deposits and short-term deposits of $8,121,000 ($2.46 per outstanding share), working capital of $8,926,000, and shareholders' equity of $22,896,000 ($6.93 per outstanding share).  At June 30, 2010, cash and cash equivalents, restricted term deposits and short-term deposits were $8,205,000 ($2.54 per outstanding share), working capital was $8,665,000, and shareholders' equity was $20,266,000 ($6.28 per outstanding share).

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16139 Wyandotte Street, Van Nuys, CA 91406, USA • TEL: {818)787-7000 • FAX (818) 787-9130

Trio-Tech Reports Fiscal 2011 Second Quarter Results

February 18, 2011
Page Two

About Trio-Tech
Established in 1958 and headquartered in Van Nuys, California, Trio-Tech International is a diversified business group pursuing aggressive interest in semiconductor test and manufacturing, oil and gas equipment fabrication, solar products and real estate.  Further information about Trio-Tech's semiconductor products and services can be obtained from the Company's Web site at www.triotech.com, www.universalfareast.com, www.shi-international.com and www.ttsolar.com.

Forward-Looking Statements
This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and assumptions regarding future activities and results of operations of the Company.  In light of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the following factors, among others, could cause actual results to differ materially from those reflected in any forward-looking statements made by or on behalf of the Company: market acceptance of Company products and services; changing business conditions or technologies and volatility in the semiconductor industry, which could affect demand for the Company's products and services; the impact of competition; problems with technology; product development schedules; delivery schedules; changes in military or commercial testing specifications which could affect the market for the Company’s products and services; difficulties in profitably integrating acquired businesses, if any, into the Company; risks associated with conducting business internationally and especially in Southeast Asia, including currency fluctuations and devaluation, currency restrictions, local laws and restrictions and possible social, political and economic instability; changes in U.S. and global financial and equity markets, including market disruptions and significant interest rate fluctuations; and other economic, financial and regulatory factors beyond the Company's control. Other than statements of historical fact, all statements made in this Quarterly Report are forward-looking, including, but not limited to, statements regarding industry prospects, future results of operations or financial position, and statements of our intent, belief and current expectations about our strategic direction, prospective and future financial results and condition. In some cases, you can identify forward-looking statements by the use of terminology such as may, will, expects, plans, anticipates, estimates, potential, believes, can impact, continue,or the negative thereof or other comparable terminology.  Forward-looking statements involve risks and uncertainties that are inherently difficult to predict, which could cause actual outcomes and results to differ materially from our expectations, forecasts and assumptions.

(tables attached)

#4771

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
UNAUDITED (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

	Three Months Ended		Six Months Ended
	Dec. 31,		Dec. 31,
Revenue	2010	2009	2010	2009
Products	$5,491	$3,139	$14,694	$7,001
Testing Services	3,193	2,591	6,667	5,250
Fabrication Services	93	200	258	704
Other	772	260	959	328
	9,549	6,190	22,578	13,283
Cost of Sales
Cost of products sold	4,634	2,784	12,542	6,071
Cost of testing services rendered	1,766	1,710	3,875	3,773
Cost of fabrication services rendered	188	699	403	1,193
Other	78	36	128	71
	6,666	5,229	16,948	11,108
Gross Margin	2,883	961	5,630	2,175
Operating Expenses
General and administrative	2,304	1,423	4,134	3,006
Selling	121	95	249	227
Research and development	87	10	116	20
Loss (Gain) on disposal of property, plant and equipment	-	-	7	(1)
Total operating expenses	2,512	1,528	4,506	3,252
Income (Loss) from Operations	371	(567)	1,124	(1,077)
Other Income
Interest expenses	(59)	(55)	(119)	(74)
Other income	183	139	143	136
Total other income	124	84	24	62
Income (Loss) from Continuing Operations before Income Taxes	495	(483)	1,148	(1,015)
Income Tax (Expense) Benefit	(162)	(9)	(158)	28
Income (Loss) from Continuing Operations before Non-controlling interest, net of tax	333	(492)	990	(987)
Equity in earnings of unconsolidated joint venture, net of tax	-	-	-	-
Loss from discontinued operations, net of tax	-	(27)	(2)	(45)
NET INCOME (LOSS)	$333	$(519)	$988	$(1,032)
Less: Net Income (Loss) Attributable to the Non-controlling Interest	146	(150)	310	(241)
Net Income (Loss) Attributable to Trio-Tech International	187	(369)	678	(791)
Amounts Attributable to Trio-Tech International Common Shareholders:
Income (Loss) from Continuing Operations, net of tax	187	(342)	680	(746)
Loss from Discontinued Operations, net of tax	-	(27)	(2)	(45)
Net Income (Loss) Attributable to Trio-Tech International Common Shareholders:	187	(369)	678	(791)
Comprehensive Income (Loss) Attributable to Trio-Tech Common Shareholders:
Net Income (Loss)	$333	$(519)	$988	$(1,032)
Foreign currency translation, net of tax	162	109	1,071	338
Comprehensive Income (Loss)	495	(410)	2,059	(694)
Less: Comprehensive (Loss) Income attributable to non-controlling interest	(69)	(142)	100	(198)
Comprehensive Income (Loss) Attributable to Trio-Tech International	564	(268)	1,959	(496)
Basic Earnings (Loss) per Share Attributable to Trio-Tech International:
From continuing operations	$0.06	$(0.10)	$0.21	$(0.24)
From discontinued operations	-	(0.01)	-	(0.01)
Net Income (Loss) Attributable to Trio-Tech international	$0.06	$(0.11)	$0.21	$(0.25)
Diluted Earnings (Loss) per Share Attributable to Trio-Tech International:
From continuing operations	$0.05	$(0.10)	$0.20	$(0.24)
From discontinued operations	-	(0.01)	-	(0.01)
Net Income (Loss) Attributable to Trio-Tech International	$0.05	$(0.11)	$0.20	$(0.25)
Weighted average common shares outstanding - basic	3,296	3,227	3,262	3,227
Weighted average common shares outstanding - diluted	3,427	3,227	3,380	3,227

TRIO-TECH INTERNATIONAL AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT NUMBER OF SHARES)

	Dec. 31,	Jun. 30,
	2010	2010
ASSETS	(Unaudited)
CURRENT ASSETS:
Cash & cash equivalents	$5,307	$3,244
Short-term deposits	388	2,714
Trade accounts receivable, net	9,385	12,142
Other receivables	401	778
Loan receivables from property development projects	1,057	-
Inventories, net	2,794	3,400
Investment in property development	-	887
Prepaid expenses and other current assets	482	296
Total current assets	19,814	23,461
INVESTMENT IN UNCONSOLIDATED JOINT VENTURE	755	-
INVESTMENT PROPERTY IN CHINA, Net	2,135	2,141
PROPERTY, PLANT AND EQUIPMENT, Net	13,720	12,695
OTHER ASSETS	1,930	1,180
RESTRICTED TERM DEPOSITS	2,426	2,247
TOTAL ASSETS	$40,780	$41,724
LIABILITIES AND SHAREHOLDER'S EQUITY
CURRENT LIABILITIES:
Lines of credit	$2,003	$2,532
Accounts payable	5,099	7,968
Accrued expenses	2,757	3,419
Income taxes payable	628	342
Current portion of bank loans payable	277	478
Current portion of capital leases	124	57
Total current liabilities	10,888	14,796
BANK LOANS PAYABLE, net of current portion	2,638	2,566
CAPITAL LEASES, net of current portion	265	-
DEFERRED TAX LIABILITIES	706	718
OTHER NON-CURRENT LIABILITIES	478	569
TOTAL LIABILITIES	14,975	18,649
COMMITMENTS AND CONTINGENCIES	-	-
EQUITY
TRIO-TECH INTERNATIONAL'S SHAREHOLDERS' EQUITY:
Common stock, no par value, 15,000,000 shares authorized;
3,303,805 and 3,227,430 shares issued and outstanding,
at December 31, 2010, and June 30, 2010, respectively	10,500	10,365
Paid-in capital	2,133	1,597
Accumulated retained earnings	7,164	6,486
Accumulated other comprehensive gain-translation adjustments	3,099	1,818
Total Trio-Tech International shareholders' equity	22,896	20,266
NON-CONTROLLING INTEREST	2,909	2,809
TOTAL EQUITY	25,805	23,075
TOTAL LIABILITIES AND EQUITY	$40,780	$41,724